CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2025
CAPITAL MANAGEMENT
Schedule of capital structure

	2024 (as restated, Note 2y.iii)		2025
	Amount	Portion	Amount	Portion
Short-term debts	11,525	5.48%	6,929	3.37%
Long-term debts	65,309	31.04%	68,337	33.27%
Total debts	76,834	36.52%	75,266	36.64%
Equity attributable to owners of the parent company	133,602	63.48%	130,151	63.36%
Total	210,436	100.00%	205,417	100.00%

Schedule of debt-to-equity ratio

	2024	2025
	(as restated, Note 2y.iii)
Total interest-bearing debts	76,834	75,266
Less: cash and cash equivalents	(33,905)	(34,228)
Net debts	42,929	41,038
Total equity attributable to owners of the parent company	133,602	130,151
Net debt-to-equity ratio	32.13%	31.53%